SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2006

DENDREON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3005 First Avenue

Seattle, Washington 98121

(Address of principal executive offices) (zip code)

(206) 256-4545

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On January 19, 2006, Dendreon Corporation (“Dendreon” or the “Company”) awarded restricted stock grants that had been previously approved by its Board of Directors to certain of the Company’s executive officers, to be evidenced by a restricted stock award agreement in the form attached as Exhibit 10.46 hereto. Dr. Mitchell H. Gold, Dendreon’s President and Chief Executive Officer, received a restricted stock award of 56,250 shares. Dr. David Urdal, Dendreon’s Senior Vice President and Chief Scientific Officer received a restricted stock award of 15,000 shares. Richard F. Hamm, Jr., Dendreon’s Senior Vice President, Corporate Development, General Counsel and Secretary received a restricted stock award of 16,875 shares. Dr. Robert M. Hershberg, Dendreon’s Senior Vice President and Chief Medical Officer received a restricted stock award of 11,250 shares. Each of the restricted stock awards is subject to the executive’s continued service with the Company and will vest 25% on the first anniversary of the grant date and then quarterly thereafter at a rate of 6.25% over a period of 36 months.

Item 1.02	Termination of a Material Definitive Agreement

On January 19, 2006, Michelle Burris, Dendreon’s Senior Vice President of Finance, Chief Financial Officer and Treasurer, informed the Company that she would be resigning from her position with the Company and would accordingly be terminating her employment agreement with Dendreon. See Item 5.02 below.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 20, 2006, the Company issued a press release, which included the announcement of the resignation of Michelle Burris, Dendreon’s Senior Vice President of Finance, Chief Financial Officer and Treasurer. In light of Ms. Burris’ departure, Richard F. Hamm, Jr., Dendreon’s Senior Vice President, Corporate Development and General Counsel has been designated as principal financial officer. David Urdal, Ph.D., Dendreon’s Senior Vice President and Chief Scientific Officer, will oversee manufacturing operations for the Company. The full text of Dendreon’s press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

10.46	Form of restricted stock award agreement.

99.1	Press release dated January 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By	/s/ Richard F. Hamm, Jr.
Richard F. Hamm, Jr. Senior Vice President, Corporate Development, General Counsel and Secretary

Date: January 24, 2006

EXHIBIT INDEX

Number	Description

10.46	Form of restricted stock award agreement.

99.1	Press release dated January 20, 2006.